===============================================================

                          SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                           (Amendment No. ____)


Filed by the registrant   [ X ]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[_]  Preliminary proxy statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[x]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       BRANDAID MARKETING CORPORATION
             (Name of Registrant as Specified in its Charter)
        _________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:
       (1) Title of each class of securities to which transaction applies:
             _________________________________________________________
       (2) Aggregate number of securities to which transaction applies:
             _________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount previously paid: _____________________
       (2) Form, Schedule or Registration Statement No.: ___________________
       (3) Filing Party: _______________________________________________
       (4) Date Filed: ________________________________________________
         ===========================================================

         ===========================================================

                        BRANDAID MARKETING CORPORATION




                                  NOTICE OF

                       ANNUAL MEETING OF STOCKHOLDERS

                             AND PROXY STATEMENT

                                 MEETING DATE:

                                 MARCH 21, 2003




     ===============================================================


<PAGE)  02


                     BrandAid Marketing Corporation
                  1715 Stickney Point Rd, Suite A-12
                     Sarasota, Florida 34231.
Phone: (941) 925-8312                          Facsimile: (941) 349-1337
_____________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON FRIDAY, MARCH 21, 2003.

   The Annual Meeting of Stockholders of BrandAid Marketing Corporation (the "Company") will be held at the offices of Bobbitt, Pittenger & Co., the auditors of BrandAid, at the following address:

                        1605 Main Street, Suite 1010
                          Sarasota, Florida 34236

on Friday, March 21, 2003 at 1:00 P.M., for the purpose of considering and acting upon the following matters:

1. The election of two Class 1 Directors to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2. Approval of Series Two Preferred Stock, each of no par value, bearing interest of 10% per anum, and each convertible into $10.00 of common stock. The Stock may only be converted with majority Board of Directors approval; and, ranks in priority equal to the common stock.

3. Ratification of a Compensation Package for the Chairman of the Board of Directors.

4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on January 24, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting.
A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Company, located at 1715 Stickney Point Rd, Suite A-12, Sarasota, Florida 34231.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE ELECTION OF ALL NOMINEES FOR DIRECTORS, "FOR" APPROVAL OF THE
SERIES TWO PREFERRED STOCK, AND "FOR" THE RATIFICATION OF THE CHAIRMAN OF THE BOARD OF DIRECTORS COMPENSATION PACKAGE.

                                           By Order of the Board of Directors
                                           /s/Paul Sloan
                                           Paul Sloan, Chairman and Secretary
February 28, 2003

                               PROXY STATEMENT

GENERAL INFORMATION

   You are being furnished this information in connection with the solicitation by the Board of Directors of BrandAid Marketing Corporation (sometimes called we, us, the "Company", or "BrandAid" in this Proxy Statement) of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting"), or at any adjournment or postponement thereof.

   You are invited to attend this Annual Meeting on Friday, March
21, 2003, beginning at 1:00 PM, at the offices of Bobbitt, Pittenger & Co., the auditors of BrandAid, at 1605 Main Street,
Suite 1010, Sarasota, Florida 34236.

   This Proxy Statement, form of proxy, voting instructions, and the Notice of Annual Meeting are being sent to our stockholders (the
"Stockholders") on or about March 3, 2003.

   The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, shareholders in attendance, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

   BrandAid's Board of Directors solicits proxies in order to provide every Shareholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the Shareholder attends the Meeting in person. When the Proxy Card is properly signed and returned, the shares the proxy represents will be voted by the proxy holders named on the card in accordance with the Shareholder's directions.

   You are urged to specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If the Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. A Shareholder giving a proxy may revoke it at any time before it is voted by filing with the Company Secretary an instrument revoking it, or by a duly executed and deposited Proxy Card bearing a later date. If you attend the Meeting, you may vote by ballot, thereby canceling any proxy vote previously given.

   You may give a proxy to someone other than those designated on the Proxy Card, if you wish to do so by crossing out the names of the designated proxies and by then inserting the name of another person(s). A copy of the signed Proxy Card deposited with the Company should be presented at the Meeting by the person(s) representing you.

   Solicitation of proxies is made on behalf of BrandAid's Board of Directors, and the cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement and Proxy Card will be paid by BrandAid.


                  VOTING SECURITIES AND SECURITY OWNERSHIP

VOTING SECURITIES

   At the close of business on January 24, 2003, the record date fixed for the determination of Stockholders entitled to notice of and to vote at the Meeting, there were 7,332,190 outstanding shares of the Company's Common Stock, its only class of voting securities currently issued.
Each share of Common Stock entitles the record holder thereof to one vote. The presence at the Meeting, in person or by proxy, of a majority of such outstanding shares of Common Stock will constitute a quorum.

   The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting will be required to:

1. Elect 2 Class 1 Directors.
2. Approve the Series 2 Preferred Stock.
3. Ratify of the Compensation package for the Chairman of the Board of Directors.

An abstention occurs when a Shareholder is present either in person or by proxy at the meeting but the Shareholder does not vote. Brokers who hold shares in street names for customers have the authority to vote only on certain routine matters in the absence of instructions from the beneficial owners. A broker non-vote occurs when the broker does not have the authority to vote on a particular proposal. Abstentions and broker non-votes are not included in the tabulations for re-election of the directors or approval of the appointment of the Company's Secretary. Abstentions are not used in tabulating the votes "for" or "against" a resolution, but are used in the calculation of a quorum for the Meeting.

                               SHARE OWNERSHIP
               OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of February 28, 2003 the date of record regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock,
(ii) by each Director and Officer of the Company, and each nominee as Director or Officer, and (iii) by all Executive Officers and Directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned. The number of shares indicated does not include unexercised stock options.

Name of            Number of    Percentage   Preferred     Percentage
Beneficial Owner     Shares      of Common      Stock       of Common
                  Beneficially     Stock     Beneficially   Stock After
                     Owned                      Owned       Conversion
Paul Sloan           26,450        0.35%
Secretary,
Chairman

Michael Solomon       1,443        0.02%
Director

Kristian Baso(a)          0        0.00%
Director

Sean Zauser(a)            0        0.00%
Director

Darren Silverman(a)       0        0.00%
Director

Jay Elliott  (a)     73,700        1.04%
President,
CEO, Director

IDT Group, Inc.      73,740        1.04%        0.67	13%


All Directors and
Officers as a
Group               175,333        2.45%
________________________________
NOTES TO TABLE:
(a) Officer and affiliate of IDT Group, Inc.
______________________

               PROPOSAL ONE - ELECTION OF CLASS 1 DIRECTORS

   The Company's By-Laws provide for the election of two CLASS 1 Directors to serve for a term of three year, until the 2006 Annual Meeting of Stockholders and the election and qualification of their respective successors. Unless otherwise directed, proxies will be voted for the election of Michael Solomon and Sean Zausner as CLASS 1 Directors.

   Each of the nominees has indicated a willingness to serve as a director of the Company. In the event that any of the nominees should become unavailable or unable to serve for any reason, the persons named in the enclosed proxy will vote for one or more alternate nominees as the Board of Directors may recommend.

The following table sets forth certain information about each nominee:

                       Name                  Age           Position

                       Michael Solomon       58            Director.

                       Sean Zausner          33            Director.

Biographical Information respecting the Nominees:

Michael Solomon - Director of BrandAid Marketing Corp.

   Mr. Michael Solomon became Senior Vice President and a Director of the Company since on December 5, 1997. Mr. Solomon has worked at the New York City Police Department for 15 years. Mr. Solomon founded Pro-Tech Security Systems, a company that installs and services residential and commercial security systems, after retirement from the New York City Police Department. Mr. Solomon holds a Master's Degree in Criminal Justice Administration from New York Institute of Technology.

Sean Zausner - Director of BrandAid Marketing Corp.

   Mr. Sean Zausner has previous experience as a holder of a Series 7 license and working at multiple stock brokerage firms in the financial industry.
In addition, Mr. Zausner has held various positions in the financial industry with hedge fund/day trading and venture capital organizations.
Mr. Zausner is currently employed by the IDT Group, Inc.

   The Directors to be elected at the Annual Meeting will hold office until the 2006 Annual Meeting of shareholders or until their successor is elected and qualified.

   The Board of Directors has unanimously approved the election of the nominees listed below:
                        Class 1 Directors: Michael Solomom
                                           Sean Zausner

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTORS

    PROPOSAL TWO - APPROVAL OF SERIES TWO PREFERRED STOCK, EACH OF NO PAR
                   VALUE, AND EACH CONVERTIBLE INTO $10.00
                   OF COMMON STOCK.

   The Company had agreed to convert $2,076,000 in debt, of which $1,876,500 is owed to IDT Group, Inc. and, $199,500 is owed to Paul Sloan, into equity. This was felt by the Board of Directors to be necessary for the financial health of the Company as reflected on its balance sheet.

   To give effect to this conversion, the Board felt that the creation of up to 500,000 shares of Series 2 Preferred Stock was necessary. This class of stock has no par value, carries a 10% annual interest, and each share is convertible into $10.00 in common stock. Subject to approval by the shareholders, 187,650 shares have been issued to the IDT Group, Inc. and, 19,950 shares issued to Paul Sloan, Chairman of the Board of Directors, for a total of 207,600 shares. The Stock may only be converted with majority Board of Directors approval; and, ranks in priority equal to the common stock.

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for the approval of the creation of the Series 2 Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE CREATION OF THE SERIES 2 PREFERRED STOCK.


PROPOSAL THREE - RATIFICATION OF COMPENSATION PACKAGE FOR THE CHAIRMAN OF THE BOARD OF DIRECTORS.

   The Chairman of the Corporation Paul Sloan (also COO & Secretary) having served without salary for the past 2 consecutive years (5 years total deferred salary) and during that time working full time for the Corporation shall be awarded a one time stock grant of 700,000 shares of common stock (9.55 % of outstanding) which would bring his total holdings to 726,000 shares in the company. Mr. Sloan has directly overseen the operation of the Company in a period where sales have grown from zero to $1.5 million dollars and has negotiated with debt holders to reduce liabilities by just under $3 million. Mr. Sloan has also worked with all vendors during the past year to keep the Company operating under a negative cash flow and extremely small amount of investment capital.

   The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for ratification of the Chairman's compensation package.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE CHAIRMAN'S COMPENSATION PACKAGE.


STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company by March 17, 2003 in order to be considered for inclusion in the Company's proxy statement and any form of proxy relating to that meeting.


               INFORMATION CONCERNING LEGAL PROCEEDINGS

   There are various claims, lawsuits and pending actions against BrandAid Marketing Corporation incident to its operations. It is the opinion of the Company's management that the ultimate resolution of these matters will not have a material adverse effect on BrandAid Marketing's liquidity, financial position or results of operations.

   The Company has initiated an action against Kim Adolphe of Gemini Learning Systems and various shareholders who received their stock as a result of the transaction of Ms. Adolphe. In particular the action seeks to cancel all shares issued to Ms. Adolphe and others pursuant to the purchase of Gemini Learning Systems as a result of misstatements that the Company believes were made. Ms. Adolphe has made a claim for the recovery of her stock.

        INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS

   The Directors held several informal telephone discussions and voted on issues by special ballot. The entire Board of Directors considers issues before it, and may form committees for certain purposes.

   The Board called one Special Meetings of Shareholders during the 2002 fiscal year. On March 29, 2002, the Stockholders voted to ratify the sale of Gemini Learning Systems, Inc. to Haines Avenue, LLC., and to ratify the sale of Futronix, Inc. to Trident Systems International, Inc., or to dispose of Futronix on such terms and conditions as the Board of Directors saw fit.

EXECUTIVE AND DIRECTORS' COMPENSATION

   The Directors received the following compensation during 2001, pursuant to the 1998 Stock Option Plan (Post Split shares):

                Issue        Exercise                         Amount
Name            Amount       Date         Price       Term    Exercised

Paul Sloan       1,750       3/15/01      2.00        5 yr.   0
Jim Vondra*        500       3/15/01      2.00        0 yr.   0
Kim Adolphe*     1,750       3/15/01      2.00        5 yr.   0
Jim Marquis *      500       3/15/01      2.00       10 yr.   0
____________

NOTES TO TABLE:
*Retired from Board on November 14, 2001. The Company has filed a declaratory action to cancel all shares of Ms. Adolphe.
_____________


                         EXECUTIVE COMPENSATION

   The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses may be granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Decisions on executive officer compensation are, however, primarily subjective. No predetermined weight is generally assigned to any of the factors mentioned above. A guideline in determining bonus compensation for division presidents and other designated executive officers has historically been the achievement of budgeted sales and earnings levels, but no other specific corporate performance related targets are otherwise used and the achievement of such goals is not, in all cases, determinative of whether an executive officer will receive bonus compensation or the amount of such compensation.

Name and Principle                            All Other Compensation
Position               Year     Salary       Pecuniary       Shares

Paul Sloan,            2002    $175,000(1)                0
Secretary,             2001    $150,000(1)                1,750(7)
Chairman of Board      2000    $150,000(1)               35,000(4)
of Directors           1999      78,000(2)               50,000(4)


Kim Adolphe*           2001     150,000                  41,200(6)(7)
Director, and Pres.    2000    $153,000(5)               25,000(4)
of Subsidiary          1999     123,000(5)            2,000,000(6)

Charles Tokarz         2002      24,000(8)               11,250(8)
Chief Financial        2001      24,000(8)               11,250(8)
Officer

_____________
NOTES TO TABLE:
* Gemini was sold in September, 2001, and Ms. Adolphe resigned as a Director in November, 2001. The Company has filed a declaratory action to cancel all shares of Ms. Adolphe.
(1) Mr. Sloan's salary as full time President as of December 31, 2000 and 2002. This amount is accrued, unpaid to date, and payable by the Company.
(2) Mr. Sloan received $0 as of December 31, 1999. This amount is accrued and payable by the Company. Mr. Sloan received 10 shares of preferred convertible stock, each share convertible into 1,500,000 common shares, of which 6 were converted in 2001, prior to the 1 for 20 reverse split.
(3) Mr. Sloan received $25,000 as of December 31, 1998. The balance of $35,000 is accrued and payable by the Company.
(4) Shares in stock option plan (unexercised).
(5) Salary and auto expenses received from Subsidiary. This is consolidated and carried back two years, even though the Subsidiary was only purchased in September, 1999.
(6) Shares received as compensation for the purchase of Gemini. The original sale price was 20,000,000 shares, which were subject to the 1 for 10 reverse split in November, 1999. These shares were further subject to a 1 for 20 stock split in December, 2001. There were 40,000 shares issued to offset cash infused into Gemini in 2001(post split shares).
(7) Options received as Directors, none exercised. SEE, Directors
Compensation.
(8) Compensation as CFO.
___________________________

               CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

   Except as described below or under "Compensation of Directors" and "Executive Compensation" the Company has not engaged in transactions required to be disclosed with individuals who were officers, directors, principal stockholders or affiliates thereof.



                   COMPLIANCE WITH SECTION 16(a)

   Management believes all reports required by this section have been filed by Directors, Officers and Beneficial Owners.


                          SOLICITATION OF PROXIES

   The Company will bear the cost of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. The solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.


                         ANNUAL REPORT ON FORM 10-KSB,
                 AND FILINGS INCORPORATED HEREIN BY REFERENCE

   The following are incorporated by reference herein and are available at no cost upon written or oral request from the Secretary, at BrandAid Marketing Corporation, 1715 Stickney Point Rd, Suite A-12, Sarasota, Florida 34231, and are also available from the SEC Filings link from the Company web site at www.bamk.info.

   The Company's audited financial statements for the year ending December 31, 2002, and related disclosures and all material incorporated by reference therein from the Company's 2002 Annual Report on Form 10-KSB are available at no cost upon written or oral request from the Secretary, and are also available from the SEC Filings link from the Company web site at www.bamk.info.

By order of the Board of Directors,

               /s/Paul Sloan
                  Paul Sloan,
                  Chairman and Secretary          DATE: February 28, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                     ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON FRIDAY MARCH 21, 2003 AT 1:00 P.M.
              FOR HOLDERS OF RECORD AS OF JANUARY 24, 2003
                PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder of BrandAid Marketing Corporation (the "Company"), revoking all previous proxies, hereby appoints PAUL SLOAN as the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at 1:00 P.M. at the offices of Bobbitt, Pittenger & Co., 1605 Main Street, Suite 1010, Sarasota, Florida 34236 on Friday,
March 21, 2003, and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the following matters:

Indicate your vote by marking an "X"

DIRECTORS:
The Board of Directors recommends a vote for election of the following directors:

1- Michael Solomon                       2- Sean Zausner

____ FOR all nominees _____ WITHHOLD all nominees
____ WITHHOLD vote for any individual nominee. Write in numbers below:

APPROVAL OF CREATION OF SERIES 2 PREFERRED SHARES.
The Board of Directors recommends a vote for the creation of Series 2 Preferred Shares.


____ FOR    _____ AGAINST   _____ABSTAIN

RATIFICATION OF COMPENSATION PACKAGE FOR CHAIRMAN OF THE
BOARD OF DIRECTORS.

The Board of Directors recommends a vote for ratification of the compensation package for the Chairman of the Board of Directors.

____ FOR   _____ AGAINST  ______ABSTAIN

Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting Proxy Statement.

Signature______________________________ Date_____________________
Print Name_____________________________